                            [CALDWELL & ORKIN(TM) LOGO]


  INVESTMENT ADVISER       MARKET OPPORTUNITY FUND    SHAREHOLDER ACCOUNTS
C&O Funds Advisor, Inc.                       c/o Integrated Fund Services, Inc.
     Suite 150                                           P.O. Box 5354
6200 The Corners Parkway                          Cincinnati, Ohio 45201-5354
Norcross, Georgia 30092                                  (800) 467-7903
    (800) 237-7073
A member of Caldwell & Orkin, Inc.

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER:                                       DECEMBER 28, 2000

The Caldwell & Orkin Market Opportunity Fund (the "Fund") rose 7.82% in the 6-month period ended October 31, 2000. Since its commencement of active management on August 24, 1992 through October 31, 2000, the Fund has generated a 17.02% compounded annual return, an achievement made without a heavy reliance on the upward movement of the stock market, as evidenced by the Fund's low market risk profile (see pages 6, 7 and 8).

During the period of active management, the Fund's price movements have experienced virtually no correlation (0.00%) to the price movements of the S&P 500 with Income index, indicating that the Fund's performance is not attributable to the performance of the index. The Fund's beta (a measure of volatility) is also 0.00. An S&P 500 index fund has a 100% correlation with the market and a beta of 1.00. In essence, the Fund has been generating its performance under its own power, and not by riding the market's wave. Of additional interest, the semi-variance (a measure of downside volatility) of the S&P during this period was 13.91. The Fund's semi-variance was just 7.91, indicating that the Fund's downward price movements were significantly less volatile than those of the index (statistical computations by Ned Davis Research, Inc.).

The Market Opportunity Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation through asset allocation and investment selection. When a stock is purchased, two principal types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Fund uses active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to purchase it at a lower price), high quality bonds and cash equivalents - to manage exposure to market risk. Short positions are taken with the intent of making money when stock prices fall. A disciplined investment selection process, with a heavy emphasis on research and incorporating both fundamental and technical analysis, is used to manage stock risk.

The Fund's market exposure can range from 100% net long to 60% net short. Historically, the asset allocation has not approached those extremes, and it is unlikely that we would be postured either fully net long or net short. The Equity Investment Position chart on page 5 provides a graphical representation of the Fund's historical asset allocation. A risk of this type of investment approach is that the Fund may lag a rising stock market while a hedged position is maintained. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

SIX MONTHS IN REVIEW

The U.S. economy has downshifted from a blazing 7.3% annualized rate of growth in Q4 1999 to a 2.2% clip in Q3 2000, and is estimated to slow further still to 2.0% in Q4 2000. The Market Opportunity Fund has been well positioned for the slowdown. The strong economy has been fueled in large part by the surging stock market and the resultant wealth effect, which sparked voracious consumer demand. But the economy's strength may have been its greatest weakness. To fully appreciate the last six months' performance, we need to add a little historical perspective.

Jason Trennert of the International Strategy & Investment Group, Inc. (ISI), pointed out in a recent research piece that, "In each of the last three years, the emergence of a financial crisis (Asia in 1997, Long-Term Capital Management in 1998, and Y2K in 1999) and their attendant impact on central bank policy wound up being great for financial assets," because they resulted in aggressive Federal Reserve easing. The Fed's monetary policy is an important factor in our work since it is a major determinant of liquidity pressure and can cause higher and lower stock prices. A policy of tightening (raising interest rates) constricts liquidity flows, while loosening or easing has the opposite effect. Generally speaking, less liquidity is a negative for financial assets and tends to put downward pressure on prices, whereas greater liquidity exerts upward pressure on prices.

After Asia and Long-Term Capital, accommodative monetary policies worldwide set the stage for strong U.S. and global economic growth. Eventually, the Fed became concerned, and in June, 1999, it reversed course and initiated a series of monetary policy tightening actions in an effort to slow the economy. The Fed's primary concern was wage inflation. Wages account for roughly two-thirds of a manufactured good's price, and with the unemployment rate hovering in the record low 3.9% to 4.1% range, and with a very thin "float" of workers available, the demand for labor resulting from a growing economy could outstrip supply. Employers would have to pay more to attract qualified employees, and passing those higher costs along to consumers would be inflationary. (The Fed's primary concern is price stability.)

But the economy's growth rate accelerated. Wage pressures were kept at bay thanks in part to productivity gains made by the existing workforce due to investments in technology, which offset the need for additional workers. And, a flood of cheap imports helped keep prices of domestic manufactured goods in check. Furthermore, the rising stock market was harnessed to pay extraordinary compensation through the use of options (options are not included in "wages," and thus excluded from inflation numbers). Nonetheless, the Fed continued its tightening assault, and we positioned the portfolio with a bearish bias. On October 27, 1999, the Fund's exposure was 31.7% net short, with much of that short exposure in internet stocks. Our rationale was that any liquidity crunch resulting from the tightenings would hit hardest those stocks that were overvalued the most and lacked realistic business models. We were at the right party, but on the wrong day.

Then the third "financial crisis" hit. While the Fed had been talking tough about fighting inflation and tightening monetary policy during late 1999, it had also been printing money in preparation for a potential Y2K computer-related run on banks. Thus, the Fed was actually loosening while tightening, and the net effect was to pump more liquidity into the financial system. A large portion of that liquidity went into the stock market, putting upward pressure on asset prices, primarily technology and internet shares, which were being hawked by Wall Street "analysts" at the time.

Although we had a lot of conviction in the internet shorts, we chose not to fight the Fed, and we got out of the way. In the last two days of October, 1999 the Fund went from 31.7% net short to 15% net short, and by the end of November, 1999, the Fund's exposure was 6.1% net long.

With the Y2K-induced easing out of the way, we repositioned the portfolio during Q1 2000 for a tightening monetary climate, and as it turned out, a very volatile market environment.

Against that backdrop, the Market Opportunity Fund opened the review period on May 1, 2000 positioned 35.42% long, 53.66% short and 10.92% in cash, effectively 18.24% net short. Almost 19% of the portfolio's net assets were allocated to short positions in various internet-related industries, with another 11.5% short financial services issues, primarily sub-prime lenders. The largest long industry concentration was in the oil & gas area - drillers as well as production and pipeline companies - which accounted for 9.5% of the portfolio.

Throughout the six-month period the market has acted spasmodically, with investors scurrying in and out of the market on the release of just about any report mentioning the economy or inflation. Three global themes were making headlines and negatively affecting the markets: the technology sector was in trouble, monetary policy was tightening as credit quality was waning, and energy costs were skyrocketing. In September, ISI Group's Ed Hyman pulled the three themes together, opining that the economy was sailing in to "The Perfect Storm"
- the global convergence of the three storm fronts - and that a recession (generally, two back-to-back quarters of negative economic growth) could result. Hyman puts the odds of a mild recession at 30%, and the odds of a severe recession at 10%.

Our portfolio actions during the period have allowed us safe passage (thus far) through the "storm." With a slowing economy and a tightening credit market, we are even more convinced that certain technology companies in general, and E-commerce internet companies in particular, are vulnerable. The NASDAQ Composite peaked March 10, and took a 37.32% tumble over the following 52 days, sprinkling a dose of reality over the net sector. With cracks appearing on the information superhighway, ISI Group in May began a problem.com list of internet concerns reporting difficulties. As of December 26th, that list had 670 entries. And, coming on the heels of a bleak holiday sales season, we expect additional casualty reports to surface in early 2001.

Many of the troubled E-commerce firms employed a business-to-consumer business model (B2C), plying books, toys, groceries, pet food, etc. online. Some "reinvented" themselves (out of necessity) as business-to-business (B2B) when the B2C concept didn't pan out. Whether a company is B2B or A2Z, one thing is certain: the internet has changed everyday life, and will continue to do so in ways we cannot even imagine today. Some companies will thrive, but many, if not most, will fail (generally, those internet companies that went public in the twentieth century). Through the end of August we maintained a significant short exposure to internet stocks. That exposure lessened somewhat in September as stock values retreated. As of October 31, 2000, internet-related shorts accounted for 9.57% of the Fund's portfolio. As our internet shorts have hit pay dirt, many have been covered in the $3 to $5 per share range, and those proceeds have been re-deployed to investment ideas with greater potential reward.

On the financial storm front, ISI counts 153 separate central bank tightenings globally over the last 18 months. Since it usually takes 12 months for interest rate movements to impact an economy, today's U.S. economic climate reflects a Fed Funds rate of 5.5%, a full point lower than where it is today. Thus, if the rate increases were to stop now, the low spot in global growth may not be reached for another year. To that end, the Fed at it's December 19th meeting moved from a tightening bias to an easing bias (jumping over a neutral bias), left the Federal Funds rate intact at 6.5%, and acknowledged that the balance of risks favor economic weakness. Globally, there have been six central bank easings in December, and the European Central Bank has an easing bias.

While central banks have been tightening, commercial banks are also imposing tighter lending standards due to regulatory scrutiny, squeezed bank profit margins and a general decline in credit quality. Corporate credit quality is a serious issue. Standard & Poor's forecasts record corporate bond defaults in 2000, and Moody's predicts 8.4% of the junk bond debt outstanding will default. Bank losses from syndicated loans have more than tripled, and a third of such loans are considered junk quality. Banks' loan loss reserves have fallen to 1.6% of total loans outstanding (the lowest level since 1987), problem loans are up 45% from last year, and loans classified as uncollectible have increased 300%. Personal debt and margin debt are close to record levels, and household debt as a percent of GDP has been on a steady climb (see page 5).

As stated earlier, the Fed's monetary policy is an important factor in our work, and in the macro sense many of our overall investment decisions are influenced by monetary policy. On the micro level, troubles we see in the financial sectors as well as the generally over-extended state of the average consumer have guided our sector and individual themes. Those companies we've targeted on the short side include sub-prime lenders, credit card issuers, and tangentially, mobile home manufacturers.

Finally, the rapid rise in commodity oil and gas prices and regional power shortages have presented us with many long opportunities in these sectors. Drillers are in demand, and electric utilities are one of the few industries that have pricing power in the current economic climate. Others with pricing power where we have exposure include insurance and healthcare providers.

With this general lack of pricing power, combined with the deteriorating earnings environment, we have found the list of quality potential long candidates to be somewhat shorter than usual. There are plenty of names we like on the short side, but we've been cautious not to guide the portfolio to an overly-bearish net short positioning, especially as we near the seasonally-strong late December through January time period. As a result, we have carried a higher-than usual cash position.

OUTLOOK

The Fed failed to throw a life preserver to Wall Street at its December meeting, and the market reacted by sinking a little deeper. The Fed did, however, switch its bias and signal that a loosening move may be made in the future. To a company trying to grow and needing capital now, however, the financing and debt markets are still very tight, and the Fed's bias shift was of no help. The current interest rate environment, especially in the junk-bond market, is hitting corporate earnings hard, and it's also making life that much more difficult for the over-leveraged consumer.

The Fed will probably begin easing in January. But given the lag time before any move is felt in the economy, the economy will probably continue to slow well into 2001. ISI Group is looking for 2%, 1% and 1% GDP growth in Q1, Q2 and Q3 2001, respectively. Strong earnings will be hard to come by. What will the stock market do? That's the $64,000 question. Stay tuned.

IN CONCLUSION

This has been a good year for shareholders of the Caldwell & Orkin Market Opportunity Fund. Through December 27, 2000, the Fund has appreciated year-to-date 26.26%, compared to a loss of -8.56% for the S&P 500 with Income. While we are certainly pleased with these results, especially given the market-risk sensitive nature of our investment style, we take even greater pride in the Fund's long-term performance record (see page X), because we're not managing the Fund for a quarter or a year, but rather for a full market cycle.

Every day brings new challenges and opportunities. To that end, we will continue managing the Fund's portfolio for risk as we perceive it, as well as return. On behalf of my team and myself, we appreciate your investment in the Caldwell & Orkin Market Opportunity Fund, and we thank you for your continued support.


Sincerely,


Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

                                               Daily Data 8/25/1992 - 12/21/2000

                CALDWELL & ORKIN MARKET OPPORTUNITY MUTUAL FUND
                           EQUITY INVESTMENT POSITION

              READING ABOVE ZERO INDICATES PERCENT LONG POSITION;
                     BELOW ZERO FOR PERCENT SHORT POSITION





                                     CHART











Household Debt as a % of GDP                Quarterly Data 3/31/1952 - 9/30/2000










                                     CHART











                  Charts Courtesy of Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                 STATISTICAL RISK PROFILE 8/31/1992 - 10/31/2000

                       TEN WORST S&P 500 WITH INCOME DAYS

                              The Caldwell & Orkin
                            Market Opportunity Fund
                              outperformed the S&P
                           500 with Income on all ten
                           of the ten worst days, and
                            was positive on seven of
                                 the ten days.

Date             C&O MOF           S&P 500          Variance
----             -------           -------          --------
10/27/97          -1.60%            -6.86%            5.26%
08/31/98           0.42             -6.77             7.19
04/14/00           1.81             -5.77             7.58
01/04/00           0.27             -3.83             4.10
08/27/98          -0.19             -3.83             3.64
08/04/98           0.10             -3.62             3.72
03/08/96          -1.30             -3.07             1.77
09/30/98           0.55             -3.04             3.59
02/18/00           0.16             -3.03             3.19
10/01/98           0.82             -3.00             3.82

                       TEN WORST S&P 500 WITH INCOME WEEKS

                              The Caldwell & Orkin
                            Market Opportunity Fund
                              outperformed the S&P
                           500 with Income in all ten
                            of the ten worst weeks,
                           and was positive eight of
                                 the ten weeks.

Week Ending       C&O MOF          S&P 500          Variance
-----------       -------          -------          --------
04/14/00           4.51%           -10.52%           15.03%
10/15/99           2.86             -6.61             9.47
01/28/00           0.27             -5.61             5.88
09/04/98           0.33             -5.15             5.48
08/28/98           0.65             -4.98             5.63
01/09/98          -0.11             -4.83             4.72
07/23/99           0.01             -4.34             4.35
09/24/99          -0.83             -4.32             3.49
07/28/2000         1.99             -4.05             6.04
10/02/98           1.80             -4.00             5.80

                      TEN WORST S&P 500 WITH INCOME MONTHS

                              The Caldwell & Orkin
                            Market Opportunity Fund
                              outperformed the S&P
                           500 with Income in all ten
                            of the ten worst months,
                           and was positive seven of
                                the ten months.

Month                     C&O MOF          S&P 500           Variance
-----                     -------          -------           --------
August 1998                 3.12%          -14.46%            17.58%
August 1997                 4.00            -5.61              9.61
September 2000              2.45            -5.26              7.71
January 2000                0.11            -5.00              5.11
July 1996                  -0.82            -4.40              3.58
March 1994                 -4.10            -4.35              0.25
March 1997                  4.50            -4.10              8.60
November 1994               0.27            -3.72              3.99
October 1997                4.21            -3.31              7.52
February 1999              -1.11            -3.12              2.01

                                                C&O MOF    S&P 500
                                                -------    -------
                  Correlation Coefficient        0.00%      100.0%
                  Beta                           0.00        1.00
                  Semi-Variance                  7.91       13.91
                  Sharpe Ratio                   1.11

        PERFORMANCE DURING THE LAST THREE MARKET DOWNTURNS OF 10% OR MORE

                                              C&O MOF            S&P 500
                                              -------            -------
March 24, 2000 through April 14, 2000           5.91%            -11.13%
July 16, 1999 through October 15, 1999         -0.45             -11.78
July 17, 1998 through August 31, 1998           4.02             -19.17

        Short selling began May 2, 1994. Past performance is no guarantee of future results.
                    Computations by Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
           TOTAL RETURN PERFORMANCE SUMMARY THROUGH OCTOBER 31, 2000(1)

                                           C&O MARKET                S&P 500
                         FISCAL            OPPORTUNITY             WITH INCOME
                       YEAR ENDED             FUND                   INDEX(2)
                       ----------          -----------             ----------
                          1991                1.25%                   0.57%
                          1992 (3)           11.96%                  14.07%
                          1993  *            15.09%                   9.23%
                          1993 **            21.09%                   9.28%
                          1994               16.48%                   5.30%
                          1995               (2.28)%                 17.40%
                          1996               31.80%                  30.18%
                          1997               23.24%                  25.11%
                          1998               25.77%                  41.02%
                          1999               19.43%                  21.80%
                          2000               (0.02)%                 10.09%
   Six months ended 10/31/2000                7.82%                  (1.02)%
Twelve months ended 10/31/2000               14.81%                   6.05%
               Since (08/24/92)(4)          262.53%                 311.78%
     Since Inception (03/11/91)             290.58%                 372.16%

                                    AVERAGE ANNUAL RETURN

                      One Year               14.81%                   6.05%
                   Three Years               10.98%                  17.58%
                    Five Years               19.97%                  21.64%
                Since 08/44/92 (4)           17.02%                  18.85%
     Since Inception (03/11/91)              15.15%                  17.43%

                              NET ASSET ALLOCATION

APRIL 30, 2000

[PIE CHART]

Short-term investments and Other Net Assets 10.92%
Common Stock Owned 35.42%
Common Stock Sold Short 53.66%

OCTOBER 31, 2000

[PIE CHART]

Short-term investments and Other Net Assets 24.32%
Common Stock Owned 38.77%
U.S. Treasury Bonds 5.13%
Common Stock Sold Short 31.78%

Common Stock Sold Short represents the market value, excluding margin requirements.

--------------
(1) Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.
(2) The S&P 500 with Income index ("S&P 500") is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund's future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund's performance to fluctuate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.
(3) Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.
(4) Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objectives to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. A prior fund passively managed and indexed to the largest 100 over-the-counter (OTC) stocks began operations on March 11, 1991.
*        For the full fiscal year ending April 30, 1993.
** From August 24, 1992 through April 30, 1993 - the portion of the year using the Caldwell & Orkin Multifactor style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

   CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS S&P 500 WITH INCOME INDEX
                  Results of a Hypothetical $10,000 Investment
             Combined Old and Active Style of Investment Management
                    March 11, 1991 through October 31, 2000


                                    [CHART]


   CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS S&P 500 WITH INCOME INDEX
                  Results of a Hypothetical $10,000 Investment
             Since Commencement of Active Style of Investment Management
                    August 24, 1992 through October 31, 2000


                                    [CHART]


              Past performance is no guarantee of future results.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000
(UNAUDITED)


                                                                SHARES         MARKET VALUE
                                                               -------         ------------
COMMON STOCK (LONG POSITIONS)                   38.77%
                                                -----

   AEROSPACE / DEFENSE                           2.33%
         LITTON INDUSTRIES INC *                                24,200          $1,256,888
         LOCKHEED MARTIN CORP.                                 118,700           4,255,395

   BANKS - MONEY CENTER                          1.02%
         CITIGROUP INC.                                         46,000           2,420,750

   COMPUTER - SERVICES                           0.85%
         IMS HEALTH, INC.                                       85,300           2,015,213

   ELEC - SEMICONDUCTOR MFG                      1.38%
         CYPRESS SEMICONDUCTOR *                                39,700           1,486,269
         XILINX INC. *                                          24,500           1,774,719

   FINANCE - INVESTMENT MGMT                     2.57%
         BERKSHIRE HATHAWAY INC-B *                              2,900           6,098,700

   FINANCIAL SERVICES - MISC                     0.83%
         JOHN HANCOCK FINANCIAL                                 61,900           1,957,588

   INSURANCE - LIFE                              1.33%
         LINCOLN NATIONAL CORP                                  65,200           3,154,050

   INSURANCE - PROP / CAS / TITL                 4.28%
         AMERICAN INT'L GROUP                                   25,800           2,528,400
         CHUBB CORP.                                            18,100           1,528,319
         THE ALLSTATE CORPORATION                               55,900           2,249,975
         XL CAPITAL LTD CL A                                    50,000           3,843,750

   INTERNET - E COMMERCE                         0.52%
         EBAY, INC. *                                           23,700           1,222,304

   MEDICAL - ETHICAL DRUGS                       1.62%
         KING PHARMACEUTICALS, INC *                            85,900           3,849,394

   MEDICAL - GENERIC DRUGS                       0.65%
         KV PHARMACEUTICAL - CL. A *                            39,450           1,536,084

   MEDICAL - HOSPITALS                           5.12%
         COMMUNITY HEALTH SERVICES *                           120,600           3,399,413
         PROVINCE HEALTHCARE CO. *                              27,600           1,162,650
         TENET HEALTHCARE CORP. *                               65,400           2,571,038
         THE HEALTHCARE COMPANY                                 64,100           2,559,994
         UNIVERSAL HEALTH SVCS - B *                            29,200          $2,449,150


   The accompanying notes are an integral part of these financial statements.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000
(UNAUDITED)

                                                                SHARES         MARKET VALUE
                                                               -------         ------------
MEDICAL - PRODUCTS                               0.86%
      SEPRACOR INC *                                            29,900          $ 2,036,938

OIL & GAS - DRILLING                             2.81%
      ENSCO INTERNATIONAL                                       48,000            1,596,000
      GLOBAL MARINE INC. *                                      85,900            2,276,350
      MARINE DRILLING CO. INC. *                                65,200            1,556,650
      PRIDE INTERNATIONAL *                                     48,300            1,222,594

OIL & GAS - FIELD SERVICES                       1.17%
      BJ SERVICES CO. *                                         34,200            1,793,363
      TIDEWATER, INC.                                           20,900              965,319

OIL & GAS - PROD / PIPELINE                      1.22%
      DYNEGY INC                                                25,400            1,176,338
      EL PASO ENERGY CORP.                                      27,300            1,711,369

POLLUTION CONTROL - SVCS                         2.45%
      WASTE MANAGEMENT INC.                                    290,100            5,802,000

RETAIL - SUPER / MINI MKTS                       2.04%
      PATHMARK STORES INC. *                                   188,500            2,957,093
      SAFEWAY,INC. *                                            34,400            1,881,250

RETAIL / WHLSLE - CMPTR / CELL                   0.56%
      RADIO SHACK CORP                                          22,100            1,317,712

TELECOMMUNICATIONS - SVCS                        1.53%
      BELLSOUTH CORP                                            75,900            3,666,918

TOBACCO                                          1.26%
      PHILIP MORRIS COS., INC.                                  81,700            2,992,262

TRANSPORTATION - SHIP                            0.15%
      OMI CORPORATION *                                         50,000              346,874

UTILITY - ELECTRIC POWER                         1.67%
      DPL, INC.                                                 79,300            2,250,137
      DUKE POWER CO                                             19,700            1,702,818

UTILITY - GAS DISTRIBUTION                       0.55%
      KINDER MORGAN, INC.                                       33,500            1,291,843

TOTAL COMMON STOCKS HELD LONG                   38.77%                          $91,863,871
                                               ------
      (COST $81,613,817)(caret)


   The accompanying notes are an integral part of these financial statements.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000
(UNAUDITED)


                                                                 SHARES        MARKET VALUE
                                                               ----------      ------------
  U.S. TREASURY BONDS                             5.13%
                                                  -----
        U.S. TREASURY BOND 5/15/16 7.25%                       10,798,000      $ 12,150,806
          (COST $12,205,189)

TOTAL INVESTMENT IN SECURITIES (COST $93,819,006): 43.90%..................    104,014,677
OTHER ASSETS LESS LIABILITIES: 56.10%......................................    132,937,018
                                                                              ------------
TOTAL NET ASSETS  100.00%..................................................   $236,951,695
                                                                              ============

*        Non-income producing security

(caret) At October 31, 2000, the cost of securities for federal tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

         Gross unrealized appreciation                                        $10,237,153
         Gross unrealized depreciation                                           (856,952)
                                                                              -----------
         Net unrealized appreciation                                          $ 9,380,201
                                                                              ===========


   The accompanying notes are an integral part of these financial statements.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000
(UNAUDITED)

                                                                        SHARES            MARKET VALUE
                                                                       --------           ------------
COMMON STOCK (SHORT POSITIONS)                      -31.78%
                                                    -------

           BANKS - MONEY CENTER                      -0.73%
                BANK OF AMERICA CORP                                    (36,000)            $(1,730,250)

           BANKS - NORTHEAST                         -0.67%
                PEOPLE'S BANK BRIDGEPORT                                (78,300)             (1,585,575)

           BANKS - SUPER REGIONAL                    -2.92%
                BANK ONE CORP                                          (128,000)             (4,672,000)
                SUNTRUST BANKS INC                                      (46,200)             (2,255,138)

           BLDG - MOBILE / MFG & RV                  -2.12%
                CLAYTON HOMES, INC                                     (274,200)             (2,519,213)
                FLEETWOOD ENTERPRISES                                  (191,300)             (2,522,769)

           CHEMICALS - BASIC                         -0.41%
                ROHM & HAAS COMPANY                                     (32,400)               (974,025)

           COMPUTER SOFTWR - ENTERPSE                -0.40%
                RATIONAL SOFTWARE CORP                                  (15,800)               (943,063)

           DIVERSIFIED OPERATIONS                    -0.49%
                AGILENT TECHNOLOGIES INC                                (24,900)             (1,153,181)

           ELEC - MISC COMPONENTS                    -0.38%
                RF MICRO DEVICES, INC                                   (44,800)               (893,200)

           ELEC - SEMICONDUCTOR EQUIP                -0.50%
                NOVELLUS SYSTEMS INC                                    (28,900)             (1,183,094)

           ELEC - SEMICONDUCTOR MFG                  -3.34%
                ADVANCED MICRO DEVICES                                 (116,800)             (2,642,600)
                CREE, INC                                               (32,600)             (3,235,550)
                MICRON TECHNOLOGY, INC                                  (17,100)               (594,225)
                QLOGIC CORPORATION                                       (8,900)               (861,075)
                RAMBUS INC                                              (12,600)               (566,213)

           FINANCE - CONSUMER/CML LNS                -0.52%
                HOUSEHOLD INTERNATIONAL                                 (24,300)             (1,222,594)

           FINANCE - INVESTMENT BKRS                 -0.76%
                MORGAN STANLEY DEAN WITTE                               (16,300)             (1,309,094)
                TD WATERHOUSE GROUP, INC                                (29,900)            $  (495,219)



   The accompanying notes are an integral part of these financial statements.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000
(UNAUDITED)

                                                                        SHARES            MARKET VALUE
                                                                       --------           ------------

           FINANCE - INVESTMENT MGMT                 -0.50%
                FRANKLIN RESOURCES, INC                                 (27,600)             (1,182,384)

           FINANCE - SAVINGS & LOAN                  -1.78%
                GREENPOINT FINANCIAL CORP                              (141,900)             (4,221,525)

           FINANCIAL SERVICES - MISC                 -1.18%
                MBNA CORPORATION                                        (74,700)             (2,805,919)

           INSURANCE - LIFE                          -0.32%
                CONSECO INC                                            (107,900)               (748,556)

           INTERNET - E COMMERCE                     -5.59%
                AMAZON.COM INC                                         (155,400)             (5,691,525)
                DOUBLECLICK, INC                                        (90,000)             (1,462,500)
                ETOYS INC                                               (99,700)               (373,875)
                E*TRADE GROUP, INC                                      (93,900)             (1,367,419)
                INTERNET CAPITAL GROUP                                 (144,500)             (1,914,625)
                NETCENTIVES INC                                         (25,400)               (180,975)
                NET.B@NK INC                                            (79,300)               (688,919)
                S1 CORPORATION                                          (25,300)               (305,181)
                SPORTSLINE USA INC                                      (53,100)               (454,669)
                STAMPS.COM, INC                                        (111,800)               (440,213)
                VENTRO CORP                                             (67,300)               (323,881)

           INTERNET - ISP / CONTENT                  -1.50%
                24/7 MEDIA, INC                                        (123,000)               (638,063)
                CHINADOTCOM CORPORATION                                (108,800)             (1,101,600)
                JUNO ONLINE SERVICES, INC                               (71,300)               (189,391)
                STARMEDIA NETWORK, INC                                 (130,400)               (798,700)
                STYLECLICK.COM INC                                      (39,600)               (282,150)
                YAHOO                                                    (9,300)               (545,213)

           INTERNET - NTWK SEC / SLTNS               -0.58%
                CISCO SYSTEMS, INC                                      (12,900)               (694,988)
                MARCHFIRST INC                                          (76,900)               (446,980)
                SCIENT CORP                                             (13,000)               (234,000)

           INTERNET - SOFTWARE                       -1.92%
                CMGI                                                    (55,900)               (943,312)
                F5 NETWORKS, INC                                        (49,800)             (1,543,800)
                SAFEGUARD SCIENTIFICS,INC                               (49,700)               (764,137)
                WEBMD CORPORATION                                      (114,300)             (1,300,162)

           LEISURE - GAMING                          -0.37%
                MGM MIRAGE                                              (26,400)            $  (912,450)


   The accompanying notes are an integral part of these financial statements.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000
(UNAUDITED)

                                                                        SHARES            MARKET VALUE
                                                                       --------           ------------

           LEISURE - SERVICES                        -0.90%
               CARNIVAL CORP - CL A                                     (45,200)            $(1,121,524)
               ROYAL CARIBBEAN CRUISES                                  (44,900)             (1,010,250)

           MEDICAL - BIOMED / GENETICS               -2.03%
               AMGEN, INC                                                (7,600)               (440,324)
               IMMUNEX CORP                                            (102,200)             (4,349,887)

           OFFICE - EQUIP & AUTOMATN                 -0.49%
               COINSTAR INC                                             (88,000)             (1,160,500)

           RETAIL - DEPARTMENT STORES                -0.85%
               DILLARD'S INC                                           (123,400)             (1,295,700)
               SAKS INCORPORATED                                        (75,000)               (764,062)

           RETAIL - MAJOR DISC CHAINS                -0.53%
               DOLLAR GENERAL                                           (81,100)             (1,257,050)

           TOTAL SECURITIES SOLD SHORT              -31.78%                                $(75,314,487)
                                                    ------
               (PROCEEDS $94,547,378)


   The accompanying notes are an integral part of these financial statements.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS & LIABILITIES
October 31, 2000
(Unaudited)

ASSETS:
Investments, at value (cost $93,819,006)                                   $  104,014,677
Segregated cash with brokers and other financial institutions                 114,451,556
Deposits with brokers for securities sold short                               126,045,906
Receivables:
      Investment securities sold                                                2,806,328
      Interest and dividends                                                    1,233,801
      Capital shares sold                                                         108,890
Other                                                                              29,573
                                                                           --------------

           TOTAL ASSETS                                                       348,690,731
                                                                           --------------

LIABILITIES:
Securities sold short, not yet purchased (proceeds $94,547,378)                75,314,487
Payables:
      Investment securities purchased                                          35,767,648
      Capital shares redeemed                                                     286,536
      Investment advisory fee                                                     156,865
Other                                                                             119,945
Accrued expenses                                                                   93,555
                                                                           --------------

           TOTAL LIABILITIES                                                  111,739,036
                                                                           --------------

TOTAL NET ASSETS                                                           $  236,951,695
                                                                           ==============

NET ASSETS CONSIST OF:
      Undistributed net investment income                                       8,898,193
      Accumulated net realized (loss)                                         (11,969,692)
      Net unrealized appreciation on investments                               29,428,562
      Paid-in capital applicable to 11,229,709 shares
           outstanding; par value $0.10 per share;
            30,000,000 shares authorized                                      210,594,632
                                                                           --------------

                                                                              236,951,695
                                                                           ==============
NET ASSET VALUE AND OFFERING/REDEMPTION
PRICE PER SHARE                                                            $        21.10
                                                                           ==============


   The accompanying notes are an integral part of these financial statements.
                                       15

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 2000
(Unaudited)

INVESTMENT INCOME:
Interest                                                         $      283,132
Dividends                                                             6,849,662
                                                                 --------------

TOTAL INVESTMENT INCOME                                               7,132,794
                                                                 --------------

EXPENSES:
Investment advisory fees                                                953,367
Transfer agent fees                                                      28,145
Professional fees                                                        44,100
Dividend expense on securities sold short                               521,283
Directors' fees and expenses                                             38,961
Custodian fees                                                            8,233
Legal fees                                                               24,843
Insurance                                                                12,444
Other                                                                    71,611
                                                                 --------------

TOTAL EXPENSES                                                        1,702,987
                                                                 --------------

NET INVESTMENT INCOME                                                 5,429,807
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                     14,816,374
Change in unrealized appreciation                                    (2,984,557)
                                                                 --------------

NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS                                                 11,831,817
                                                                 --------------
NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                 $   17,261,624
                                                                 ==============


   The accompanying notes are an integral part of these financial statements.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                          SIX MONTHS ENDED
                                                                          OCTOBER 31, 2000      YEAR ENDED
                                                                            (UNAUDITED)       APRIL 30, 2000
                                                                          ----------------    --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment income                                                $    5,429,807     $   10,605,809
      Net realized gain (loss) from investments                                14,816,374        (37,032,384)
      Net change unrealized appreciation on investments                        (2,984,556)        18,037,099
                                                                           --------------     --------------

           Net increase (decrease) in net assets resulting
               from operations                                                 17,261,625         (8,389,476)
                                                                           --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
      Net investment income                                                            --           (784,760)
      Net realized gains on investments                                                --        (19,326,589)
                                                                           --------------     --------------

           Net distributions to shareholders                                           --        (20,111,349)
                                                                           --------------     --------------

CAPITAL SHARE TRANSACTIONS:
      Net proceeds from sales of shares                                        24,171,936         44,145,283
      Distributions reinvested in shares                                               --         18,325,045
      Cost of shares redeemed                                                 (19,670,798)      (215,816,216)
                                                                           --------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM CAPITAL SHARE TRANSACTIONS                                           4,501,138       (153,345,888)
                                                                           --------------     --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS:                                       21,762,763       (181,846,713)

NET ASSETS:
      Beginning of period                                                     215,188,933        397,035,646
                                                                           --------------     --------------

      End of period (Including undistributed                               $  236,951,696     $  215,188,933
        net investment income of                                           ==============     ==============
        $20,880,994 and $12,742,377 respectively)


   The accompanying notes are an integral part of these financial statements.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

                                                Six Months Ended                       Years Ended April 30,
                                                October 31, 2000   --------------------------------------------------------------
                                                   (Unaudited)        2000          1999          1998         1997        1996
                                                ----------------   ----------    ----------    ----------    --------    --------

Selected Per Share Data:
Net asset value, beginning of period                $    19.57     $    21.12    $    18.68    $    15.77    $  14.49    $  11.35
                                                    ----------     ----------    ----------    ----------    --------    --------
Income (loss) from Investment Operations:
      Net investment income                               0.70           1.06          0.53          0.25        0.22        0.27
      Net realized and unrealized gain(loss)
         on investments                                   0.83          (1.17)         3.08          3.75        2.95        3.31
                                                    ----------     ----------    ----------    ----------    --------    --------
         Total from investment operations                 1.53          (0.11)         3.61          4.00        3.17        3.58
                                                    ----------     ----------    ----------    ----------    --------    --------
     Less Distributions:
         From net investment income                         --          (0.06)        (0.42)        (0.21)      (0.24)      (0.44)
         From net realized gain on investments              --          (1.38)        (0.75)        (0.88)      (1.65)         --
                                                    ----------     ----------    ----------    ----------    --------    --------
             Total distributions                            --          (1.44)        (1.17)        (1.09)      (1.89)      (0.44)
                                                    ----------     ----------    ----------    ----------    --------    --------
Net asset value, end of period                      $    21.10     $    19.57    $    21.12    $    18.68    $  15.77    $  14.49
                                                    ==========     ==========    ==========    ==========    ========    ========

Total Return                                              7.82%         (0.02)%       19.43%        25.77%      23.24%      31.80%
Ratios and Supplemental Data:
     Net assets, end of period(in 000's)            $  236,952     $  215,189    $  397,036    $  157,823    $ 60,632    $ 38,030

Ratios to average net assets:
     Expenses before dividends on securities
        sold short                                        1.03%          0.92%         0.89%         1.17%       1.26%       1.38%
     Expenses from dividends sold short                   0.45%          0.48%         0.49%         0.05%       0.08%       0.18%
                                                    ----------     ----------    ----------    ----------    --------    --------
     Total expenses                                       1.48%          1.40%         1.38%         1.22%       1.34%       1.56%
     Net investment income                                4.72%          3.53%         3.21%         2.54%       2.01%       1.94%
     Portfolio turnover                                    260%           392%          378%          200%        229%        222%


   The accompanying notes are an integral part of these financial statements.
                                       18

                          NOTES TO FINANCIAL STATEMENTS

The Caldwell & Orkin Market Opportunity Fund (the "Fund") is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         SECURITIES VALUATION:

         Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

         SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:

         Securities transactions are accounted for on the trade date plus one day. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

         CASH:

         The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

         INCOME TAXES:

         As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         During the six months ended October 31, 2000 there was an adjustment made to paid-in-capital, in the amount of $9,273,991, resulting from a permanent book-to-tax difference.

         CAPITAL ACCOUNTS:

         The Fund follows the provisions of Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies."

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

         USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR:

         The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

                  Advisory Fee       Average Daily Net Assets
                  ------------       ------------------------

                      .90%           Up to $100 million
                      .80%           In excess of $100 million but not greater than $200 million
                      .70%           In excess of $200 million but not greater than $300 million
                      .60%           In excess of $300 million but not greater than $500 million
                      .50%           In excess of $500 million

         The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the six months ended October 31, 2000.

         The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

         C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. is a wholly-owned subsidiary of Integrated Fund Services, Inc.

3.       INVESTMENT PORTFOLIO TRANSACTIONS:

         INVESTMENT PURCHASES AND SALES:

         For the six months ended October 31, 2000, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $234,352,258 and $216,140,119, respectively.

         SHORT SALES AND SEGREGATED CASH:

         Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

         The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

         All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

         The Fund may also sell short "against the box", i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

         The Fund limits the value of its short positions (excluding short sales "against the box") to 60% of the Fund's total net assets. At October 31, 2000, the Fund had 31.78% of its total net assets in short positions.

         For the six months ended October 31, 2000, the cost of investments purchased to cover short sales and proceeds from investments sold short were $253,942,018 and $216,236,691, respectively.

4.       CAPITAL SHARE TRANSACTIONS:

         Capital share transactions were as follows:

                                                               Six months ended       Year ended
                                                               October 31, 2000     April 30, 2000
                                                               ----------------     --------------

           Shares sold                                              1,191,536           2,208,212
           Shares issued in connection with reinvestment
               of distributions                                            --           1,009,088
           Shared reacquired                                         (960,477)        (11,021,188)
                                                                 ------------        ------------

           Net increase (decrease) in shares outstanding              231,059          (7,803,888)
                                                                 ------------        ------------

5.       RELATED PARTY TRANSACTIONS:

         As of October 31, 2000, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.04% and 1.33%, respectively.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

   BOARD OF DIRECTORS                         TRANSFER, REDEMPTION & DIVIDEND
   Michael B. Orkin, President & Chairman     DISBURSING AGENT
   Frederick T. Blumer                        Integrated Fund Services, Inc.
   David L. Eager                             221 East Fourth Street
   Robert H. Greenblatt                       Suite 300
   Randall P. Martin                          Cincinnati, OH 45202
   Henry H. Porter, Jr.
                                              INDEPENDENT ACCOUNTANTS
                                              Tait, Weller & Baker
   INVESTMENT ADVISER                         Eight Penn Center Plaza
   C&O Funds Advisor, Inc.                    Suite 800
   Suite 150                                  Philadelphia, PA 19103-2108
   6200 The Corners Parkway
   Norcross, GA 30092
                                              LEGAL COUNSEL
                                              Kilpatrick Stockton LLP
   DISTRIBUTOR                                1100 Peachtree Street
   IFS Fund Distributors, Inc.                Suite 2800
   221 East Fourth Street                     Atlanta, GA 30309-4530
   Suite 300
   Cincinnati, OH 45202

   CUSTODIAN
   Bank One Ohio Trust Company, N.A.
   235 West Schrock Road
   Westerville, OH 43081

                                FUND INFORMATION

     The Fund is closed to new investors. For information please call (678)
      533-7850 or (800) 237-7073. For information about a specific Market
             Opportunity Fund account, please call (800) 467-7903.

                                  FUND LISTINGS

 The Fund is listed in The Wall Street Journal, Investor's Business Daily, The
         New York and many local newspapers as C&OMKTOPP or CALDORKMO.
                         Its quotation symbol is COAGX.

   These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not
     authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                    SUITE 150
                            6200 THE CORNERS PARKWAY
                               NORCROSS, GA 30092
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